CAPITAL STOCK	6 Months Ended
Sep. 30, 2022
Capital Stock
CAPITAL STOCK

NOTE 14. CAPITAL STOCK

(a)	Authorized ordinary shares: Unlimited number of common shares without par value.
(b)	Following is a roll-forward of ordinary shares for the six months ended September 30, 2022 and 2021:

	Six Months Ended September 30,
	2022		2021
	Ordinary Shares	Amount	Ordinary Shares	Amount
	In 000’	In 000’$	In 000’	In 000’$
Balance, beginning of period	13,349	$158,324	12,084	$130,649
Shares issued in Tarus acquisition	2,426	17,200	–	–
Shares issued in iOx exchange	1,070	9,737	–	–
Excess of non-controlling interest acquired over consideration – iOx	–	29,609	–	–
Shares issued to Lincoln Park’s Committed Purchase	94	900	–	–
Shares issued or accrued for services	8	60	3	60
Shares issued in public offering and ATM	–	–	1,241	27,216
Warrants exercised	–	–	13	291
Balance, end of period	16,947	$215,830	13,341	$158,216

On June 16, 2020, the Company completed a private placement of 698,145 restricted ordinary shares at a price of $10.00 per share for gross proceeds of $6.98 million to accredited investors. Directors of the Company subscribed for 215,000 shares, or approximately 30.8% of the private placement, for proceeds of $2.15 million. The Company incurred costs of approximately $0.25 million in connection with the offering, which was treated as contra-equity on the Company’s balance sheet.

During the quarter ended June 30, 2021, the Company commenced an “at the market” offering, under which it sold 90,888 ordinary shares generating gross proceeds of approximately $2.6 million ($2.5 million, net of commissions).

On June 24, 2021, the Company completed a firm commitment underwritten public offering of 1,150,000 ordinary shares at a public offering price of $23.00 per share for gross proceeds of approximately $26.5 million and was settled June 28, 2021. The Company incurred aggregate offering expenses for the public offering of approximately $1.8 million, including approximately $1.6 million of management, underwriting and selling expenses.

The Company has issued 2,425,999 ordinary shares in connection with the acquisition of Tarus Therapeutics, Inc. and in connection with the Tarus Therapeutics, Inc.’s acquisition we may issue additional ordinary shares. See Note 8, “Tarus Acquisition” for a further discussion.

On July 18, 2022, the Company completed the iOx Share Exchange Agreement under which it exchanged 1,070,000 ordinary shares for the remaining minority interest of 21.68% of iOx. See Note 18, “Related Party Transactions – Share Exchange Agreement – iOx” for a further discussion.

Additionally, on August 19, 2022, the Company issued 94,508 ordinary shares to Lincoln Park Capital Fund L.L.C. in consideration for entering into the $30 million committed share purchase agreement. See Note 17, “Commitments and Contingent Liabilities – Purchase Agreement” for a further discussion.